SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 4, 1997


                            Tri-County Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)


         Wyoming                              0-22220               83-304855
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(State or other jurisdiction of            (SEC File No.)       (IRS Employer
incorporation)                                                   Identification
                                                                 Number)


2201 Main Street, Torrington, Wyoming                               82240
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (307) 532-2111


                                    N/A
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         (Former name or former address, if changed since last Report)


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                            Tri-County Bancorp, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.    Other Events

         The Registrant announced that its Board of Directors has declared a 100% stock dividend. The Registrant intends to issue a stock dividend of 100% on the Company's outstanding common stock, payable on December 8, 1997, to stockholders of record as of November 18, 1997.

         For further details, reference is made to the Press Release dated November 4, 1997, which is attached hereto as Exhibit 28 and incorporated herein by this reference.


Item 7.  Financial Statement, Pro Forma financial Information and Exhibits

Exhibit 28 - Press Release dated November 4, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             Tri-County Bancorp Inc.


Date:    November 13, 1997          By:  /s/ Robert L. Savage
                                         President and Chief Executive Officer